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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 26, 2001

                        ADAPTIVE BROADBAND CORPORATION
            (Exact name of registrant as specified in its charter)

                                   Delaware
                           (State of incorporation)

      000-07428                                           94-1668412
(Commission File No.)                          (IRS Employer Identification No.)


                             1143 BORREGAS AVENUE
                          SUNNYVALE, CALIFORNIA 94089
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (408) 732-4000


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Item 5.  Other Events.

      Adaptive Broadband Corporation (the "Company") announced that that it has filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court in San Jose, California. In addition, the Company announced that Nasdaq had reviewed and upheld its decision to delist the Company's securities from the Nasdaq Stock Market, which was effective on May 22, 2001. The Company also announced the resignations of four of its five directors. The Company's press release, dated July 26, 2001, entitled "Adaptive Broadband Corporation Files A Voluntary Petition For Chapter 11," is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

     99.1 Press Release, dated July 26, 2001, entitled "Adaptive Broadband Corporation Files A Voluntary Petition For Chapter 11."

                                       1.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Adaptive Broadband Corporation

Dated:  July 26, 2001               By:  /s/  Daniel L. Scharre
                                        -------------------------------------
                                         Daniel L. Scharre
                                         Chairman, President and Chief Executive
                                         Officer

                                       2.
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                               INDEX TO EXHIBITS

Exhibit Number    Description
--------------    -----------
99.1              Press Release, dated July 26, 2001, entitled "Adaptive
                  Broadband Corporation Files A Voluntary Petition For Chapter
                  11."